SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 12, 2003

                        WACHOVIA ASSET SECURITIZATION ISSUANCE, LLC
                   (Exact name of registrant as specified in its charter)

         DELAWARE                 333-109298               56-1967773
         --------                 ----------               ----------
      (State or other      (Commission file number)     (I.R.S. employer
       jurisdiction of                                   identification no.)
       incorporation)

                               One Wachovia Center
                               -------------------
                        301 South College Street, Suite D
                        ---------------------------------
                         Charlotte, North Carolina 28288
                         -------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (704) 374-4868
                                                           --------------

                       Wachovia Asset Securitization, Inc.
                       -----------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5.   Other Events.

          The consolidated financial statements of MBIA Insurance Corporation, a wholly owned subsidiary of MBIA Inc. and its subsidiaries as of December 31, 2002 and December 31, 2001, and for each of the years in the period ended December 31, 2002, prepared in accordance with generally accepted accounting principles, included in the Annual Report on form 10-K of MBIA Inc. for the year ended December 31, 2002, and the consolidated financial statements of MBIA Insurance Corporation and its subsidiaries as of June 30, 2003, and for the nine month period ended June 30, 2003 and June 30, 2002 included in the Quarterly Report on Form 10-Q of MBIA Inc. for the period ended June 30, 2003 are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus, and (iii) the prospectus supplement for Wachovia Asset Securitization Issuance, LLC Asset-Backed Notes, Series 2003-HE3, and shall be deemed to be part hereof and thereof.

          In connection with the issuance of the Notes, the Company is filing herewith the consent of PricewaterhouseCoopers LLP ("PWC") to the use of their name and the incorporation by reference of their report in the Prospectus relating to the issuance of the Notes. The consent of PWC is attached hereto as Exhibit 23.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)   Not applicable

          (b)   Not applicable

          (c)   Exhibits

                23.1   Consent of PWC.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               WACHOVIA ASSET SECURITIZATION
                                               ISSUANCE, LLC



                                               By: /s/ Robert Perret
                                                 -------------------------------
                                                 Name:  Robert Perret
                                                 Title: Vice President


Dated:  November 12, 2003

                                  Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus Supplement of Wachovia Asset Securitization Issuance LLC, relating to Asset-Backed Notes, Series 2003-HE3, comprising part of the Registration Statement (No. 333-109298) of Wachovia Asset Securitization Issuance, LLC, of our reports, dated January 31, 2003, each of which is included or incorporated by reference in MBIA Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002, relating to our audits of: the consolidated financial statements of MBIA Inc. and Subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002; the consolidated financial statement schedules of MBIA Inc. and Subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002; and, the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002. We also consent to the reference to our firm under the caption "Experts" in the Prospectus Supplement.



/s/ PricewaterhouseCoopers LLP


November 11, 2003